 INSTITUTIONAL
   GOVERNMENT
    INCOME
   PORTFOLIO
    [LOGO]
    1995
ANNUAL REPORT

                                TABLE OF CONTENTS

INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
This fund seeks a high level of current income consistent with preservation of capital. In an effort to realize its objective, the fund invests in a variety of government and agency securities, including mortgage-backed derivative securities, and may also purchase securities through the sale-forward (dollar-roll) program. Use of these investment techniques may cause the fund's net asset value (NAV) to fluctuate to a greater extent than would be expected from interest rate movements alone. As with other mutual funds, there can be no assurance that the fund will achieve its objective. (Please see "Investment Objectives and Policies" in the fund's prospectus for a more complete discussion.) The fund's Nasdaq symbol is PJIGX.


STANDARD & POOR'S RATINGS
Standard & Poor's Mutual Funds Rating Group evaluates the credit quality of funds. Credit Quality Ratings represent an assessment of the creditworthiness of an issuer with respect to a specific obligation. They are not an indication of the fund's market risk. As of September 30, 1995, Institutional Government Income Portfolio was rated AAAF by Standard & Poor's Mutual Funds Rating Group.*



LETTER TO SHAREHOLDERS . . . . . . . . . . . . . 2
EFFECTIVE DURATION . . . . . . . . . . . . . . . 5
FINANCIAL STATEMENTS AND NOTES . . . . . . . . . 6
INVESTMENTS IN SECURITIES. . . . . . . . . . . . 13
INDEPENDENT AUDITORS' REPORT . . . . . . . . . . 15
FEDERAL TAX INFORMATION. . . . . . . . . . . . . 16

* THE "AAAF" CREDIT RATING MEANS INVESTMENTS IN THE FUND HAVE AN OVERALL CREDIT QUALITY OF AAA. ALTHOUGH THE FUND'S SECURITIES HAVE AN OVERALL CREDIT RATING OF AAA, CERTAIN SECURITIES HAVE BEEN DESIGNATED BY S&P AS SECURITIES THAT MAY EXPERIENCE HIGH VOLATILITY OR HIGH VARIABILITY IN EXPECTED RETURNS DUE TO NON-CREDIT RISKS.

THE FUND HAS ALSO BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1-800-424-FUND.

THIS REPORT IS INTENDED FOR SHAREHOLDERS OF INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO. THE FUND IS CURRENTLY CLOSED TO NEW INVESTORS. IN THE EVENT THAT THE FUND IS REOPENED TO NEW INVESTORS, THIS REPORT MAY BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUND.

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                             SHAREHOLDER SERVICES

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.*
Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper Funds*


AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.

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                    INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO

November 15, 1995

Dear Shareholders:

INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO'S TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30 WAS 16.15%,* INCLUDING REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compares to a 13.46% total return for the Salomon Brothers Mortgage Index and a 8.20% total return for the Lipper Short U.S. Government Funds Average during the same one-year period.

THE FUND'S OUTPERFORMANCE OVER THE PAST YEAR WAS DUE TO THE FUND MAINTAINING CHARACTERISTICS DIFFERENT FROM THE SALOMON INDEX AND THE AVERAGE FUND IN THE LIPPER CATEGORY. For example, while the fund invested in interest-only, principal-only, inverse floating and inverse interest-only mortgage-backed derivative securities, these securities are not included in the Salomon Brothers Mortgage Index. In addition, the fund generally maintained an effective duration longer than that of the average fund in the Lipper Short U.S. Government Funds category. While these are not the only examples, the overall differences contributed to the fund's outperformance of the Salomon index and the Lipper average as interest rates fell during 1995. Had interest rates risen, the fund would have likely underperformed.

INTEREST RATES HAVE DECLINED SINCE THE BEGINNING OF 1995 DUE TO REPORTS OF SLOWING ECONOMIC GROWTH. Long-term interest rates, based on the 30-year U.S. Treasury bond, declined from 7.87% on January 2, 1995, to 6.47% on October 2. Short-term interest rates moved even more dramatically, from 7.16% on January 2 to 5.64% on October 2, as represented by the one-year U.S. Treasury bill.

ONE OF THE GOALS WE SET FOR THIS PAST YEAR WAS TO REDUCE THE FUND'S VOLATILITY, WHICH WE ACCOMPLISHED PRIMARILY THROUGH SELLING MOST OF THE FUND'S INTEREST-ONLY, PRINCIPAL-ONLY, INVERSE FLOATING AND INVERSE INTEREST-ONLY MORTGAGE-BACKED DERIVATIVE SECURITIES. We did not begin to significantly reduce our position in these securities, however, until after the rally in bond prices began, which is the main reason the fund has performed so well this year. The decline in interest rates greatly improved the prices of these securities. As of September 30, 16%of the fund's total

[PHOTO]
FPO
63%

[PHOTO]
FPO
55%

WORTH BRUNTJEN
is primarily responsible for the management of Institutional Government Income Portfolio. He has 28 years of financial experience.
MARIJO GOLDSTEIN
assists with the management of Institutional Government Income Portfolio. She has 10 years of financial experience.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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                    INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO


assets were invested in interest-only, principal-only, inverse floating and inverse interest-only mortgage-backed derivative securities. By October 31, this position had been reduced to only 3% of the fund's total assets and consisted entirely of inverse interest-only securities. (See the portfolio composition pie charts on page 4.) The fund's effective duration had been reduced to 3.1 years as of October 31.

TO HELP SEEK OUR SECOND GOAL OF MAINTAINING HIGH MONTHLY INCOME, WE RELIED ON THE FUND'S ACCUMULATED DIVIDEND RESERVE. As you know, the fund's portfolio earnings decreased over the past year - primarily due to restructuring the portfolio and declining interest rates - and the fund's monthly earnings have been falling short of its monthly dividend. Consequently, we've been relying on the fund's dividend reserve to help pay the fund's monthly dividend of 8.5 cents per share. Recently, the fund paid special dividends of 5 cents per share and 8 cents per share in October and November, respectively. These special dividends were paid in order to lower the fund's dividend reserve, which will help reduce the amount of excise tax the fund will have to pay for 1995. Because mutual funds are structured as pass-through vehicles, 98% of the income earned during each calendar year must be distributed to shareholders or they pay an excise tax (4%) on any income held by the fund. Keep in mind that reducing the dividend reserve, whether through paying special or regular monthly dividends, reduces the fund's net asset value penny for penny.

ACHIEVING OUR THIRD GOAL OF INCREASING THE FUND'S NET ASSET VALUE WAS MADE MORE DIFFICULT AS WE TOOK STEPS TO HELP US ACHIEVE OUR FIRST TWO GOALS. Prioritizing our goals required compromise, since they often conflicted with one another. Obviously, reducing the fund's volatility worked against our final goal of increasing the fund's net asset value, as did drawing down the dividend reserve. As we discussed in last May's semiannual report, the fund's net asset value increased rather quickly in the first few months of this year - from a low of $7.42 on January 5 to a net asset value of $7.96 on May 15. However, we cautioned that future increases should not be expected to be as dramatic, which, in fact, they were not. The fund's net asset value on October 31 was $8.02. Our efforts to make the fund less volatile have reduced the impact that changes in interest rates should have on the fund's net asset value.

VALUE OF $25,000 INVESTED
SEPTEMBER 30, 1995

[CHART]

$25,000 INVESTED IN JULY 1988 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $41,210. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 1.5%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEXES OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. AS DISCUSSED IN LAST MAY'S SEMIANNUAL REPORT, PRIOR TO MAY 1995, THE FUND'S PERFORMANCE WAS COMPARED TO THE MERRILL LYNCH 3-5 YEAR TREASURY INDEX. IN FUTURE REPORTS, THE FUND'S PERFORMANCE WILL BE COMPARED TO THE SALOMON BROTHERS MORTGAGE INDEX. WE BELIEVE AN INDEX COMPOSED OF MORTGAGE-BACKED SECURITIES IS MORE APPROPRIATE THAN AN INDEX COMPOSED OF U.S. TREASURY SECURITIES.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 1.5% SALES CHARGE
One Year . . . . . . . . . . . . . . . . . . . . .14.41%
Five Year. . . . . . . . . . . . . . . . . . . . .6.18%
Since Inception (7/11/88). . . . . . . . . . . . .7.16%

All returns include reinvested distributions. Since the fund's inception, the fund's distributor has voluntarily limited 12b-1 fees. Had the limitation not been in effect, returns would have been lower. Past performance does not guarantee future results.

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                    INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO


LOOKING FORWARD TO FISCAL YEAR 1996, YOU SHOULD EXPECT A CHANGE TO THE FUND'S MONTHLY DIVIDEND LEVEL. Due to reduced portfolio earnings and a declining dividend reserve, sometime during fiscal year 1996 the fund's Dividend Committee will likely begin making gradual changes to the monthly dividend to begin bringing it in line with the fund's monthly earnings. (As of the end of October, the fund's monthly earnings per share were approximately $0.056, as highlighted in the portfolio income summary chart below.) In the future, we do not intend to maintain a significant dividend reserve. So once the dividend reserve is substantially distributed, we expect the fund's monthly dividend level to reflect its monthly earnings, which means it will likely fluctuate.

FINALLY, YOUR EXPECTATIONS FOR THE FUND'S PERFORMANCE IN THE YEARS AHEAD SHOULD BE PUT IN A NEW PERSPECTIVE, GIVEN OUR RESTRUCTURING OF THE PORTFOLIO. The fund's performance over the past year has been impressive. However, because we intend to maintain only a small percentage of interest-only, principal-only, inverse floating or inverse interest-only mortgage-backed derivative securities in the portfolio - or eliminate them entirely - the fund will likely not experience the dramatic growth achieved in previous years or the poor performance experienced in 1994. We believe a less volatile portfolio structure will ultimately benefit shareholders by providing more consistent returns than in the past.

YOUR SUPPORT DURING THE PAST YEAR, WHILE PERHAPS DIFFICULT TO MAINTAIN, WAS APPRECIATED. We are pleased 1995 has been a more favorable year for investors and look forward to helping you meet your future investment goals.

Sincerely,


/s/Worth Bruntjen
Worth Bruntjen
Portfolio Manager


PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

[GRAPH]

October 31, 1995

Investment categories reflect percentage of total assets.

PORTFOLIO INCOME SUMMARY
OCTOBER 31, 1995

Monthly Dividend . . . . . . . . . . . . . .$0.085

Dividend Reserve (Accumulated
Undistributed Net Investment
Income/Share). . . . . . . . . . . . . . . .$0.340

Monthly Net
Investment Income/Share. . . . . . . . . . .$0.056

NET INVESTMENT INCOME PER SHARE IS BASED ON A THREE-MONTH AVERAGE. ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (DIVIDEND RESERVE) PER SHARE IS REFLECTED IN THE FUND'S NET ASSET VALUE. ANY REDUCTION OF THIS AMOUNT WILL REDUCE THE FUND'S NET ASSET VALUE PENNY FOR PENNY. THE DIVIDEND RESERVE PER SHARE WILL VARY BASED ON THE NUMBER OF FUND SHARES OUTSTANDING. THE DIVIDEND RESERVE IS A MONTH-END BALANCE AND REFLECTS ADJUSTMENTS ON INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES SOLD DURING THE FUND'S FISCAL YEAR.

Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.


5
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                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
  Investments in securities at market value* (note 2)
    (including a repurchase agreement of $38,982,000) .... $    342,488,458
  Cash in bank on demand deposit ...........................        452,557
  Receivable for fund shares sold ..........................         17,387
  Accrued interest receivable ..............................      2,422,324
                                                              ----------------
      Total assets .........................................    345,380,726
                                                              ----------------

LIABILITIES:
  Dividends payable to shareholders ($0.135 per share) .....      5,368,226
  Payable for investment securities purchased on a
    when-issued basis (note 2) .............................     19,806,600
  Payable for fund shares redeemed .........................      1,457,881
  Accrued investment management fee ........................         68,893
  Accrued distribution fee .................................         54,509
                                                              ----------------
      Total liabilities ....................................     26,756,109
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    318,624,617
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 10 billion shares of $0.01 par
    value; outstanding, 39,250,195 shares ................ $        392,502
  Additional paid-in capital ...............................    574,490,039
  Undistributed net investment income ......................     17,447,004
  Accumulated net realized loss on investments .............   (262,276,703)
  Unrealized depreciation of investments ...................    (11,428,225)
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    318,624,617
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $           8.12
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $    353,916,683
                                                              ----------------
                                                              ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

INCOME:
  Interest ............................................... $     34,325,467
  Fee income (note 2) ......................................        857,811
                                                              ----------------
      Total investment income ..............................     35,183,278
                                                              ----------------

EXPENSES (NOTE 4):
  Investment management fee ................................        959,379
  Distribution fee .........................................      1,174,157
  Custodian, accounting and transfer agent fees ............        391,037
  Shareholder account servicing fees .......................         30,800
  Registration fees ........................................         34,066
  Reports to shareholders ..................................         52,028
  Directors' fees ..........................................          6,883
  Audit and legal fees .....................................         62,609
  Federal excise taxes (note 2) ............................      1,437,855
  Other expenses ...........................................         51,447
                                                              ----------------
      Total expenses .......................................      4,200,261
      Less expenses waived by the distributor ..............       (393,090)
                                                              ----------------
      Net expenses before expenses paid indirectly .........      3,807,171
      Less expenses paid indirectly ........................         (7,843)
                                                              ----------------
      Total net expenses ...................................      3,799,328
                                                              ----------------

      Net investment income ................................     31,383,950
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 3) ................   (135,311,109)
  Net change in unrealized appreciation or depreciation of
    investments ............................................    153,372,835
                                                              ----------------
    Net gain on investments ................................     18,061,726
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     49,445,676
                                                              ----------------
                                                              ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                                  9/30/95            9/30/94
                                                              ----------------   ----------------

OPERATIONS:
  Net investment income .................................. $     31,383,950         68,339,224
  Net realized loss on investments .........................   (135,311,109)      (113,952,335)
  Net change in unrealized appreciation or depreciation of
    investments .                                               153,372,835       (180,297,867)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     49,445,676       (225,910,978)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................    (51,996,924)       (68,061,165)
  From net realized gains ..................................             --        (16,149,263)
                                                              ----------------   ----------------
    Total distributions ....................................    (51,996,924)       (84,210,428)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 3,262,247 and 38,694,272 shares,
    respectively .                                               24,931,594        416,335,443
  Issuance of 5,175,622 and 5,319,902 shares for
    reinvestment of distributions, respectively ............     40,478,651         55,193,687
  Payments for 39,887,016 and 38,099,975 shares redeemed,
    respectively ...........................................   (308,593,733)      (388,599,061)
                                                              ----------------   ----------------
    Increase (decrease) in net assets from capital share
      transactions .........................................   (243,183,488)        82,930,069
                                                              ----------------   ----------------
      Total decrease in net assets .........................   (245,734,736)      (227,191,337)

Net assets at beginning of year ............................    564,359,353        791,550,690
                                                              ----------------   ----------------

Net assets at end of year ................................ $    318,624,617        564,359,353
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $     17,447,004         31,178,651
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 Piper Funds Inc. (the company) was
                 incorporated on November 12, 1986, and is registered under the Investment Company Act of 1940 (as amended) as a single open-end management investment company. The company currently includes a series of 13 funds, including the Institutional Government Income Portfolio (the fund), which is classified as a diversified fund. The company's articles of incorporation permit the board of directors to create additional funds in the future. On June 14, 1994, the fund was closed to new investors.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 INVESTMENTS IN SECURITIES
                 The values of fixed income securities are provided by independent pricing services or prices quoted by independent brokers. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the board of directors. Short-term securities with maturities of less than 60 days when acquired, or that subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

                 Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of bond discount and premium computed on a level yield basis, is accrued daily.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of September 30, 1995, the fund had entered into outstanding when-issued or forward commitments of $19,806,600.

                 In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended September 30, 1995, such fees earned by the fund amounted to $857,811.

                 FEDERAL TAXES
                 The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $1,437,855 or $0.037 per share on income retained by the fund during the 1994 excise tax year. The fund may retain a portion of its taxable income for the 1995 excise tax year and pay an excise tax on the undistributed amount.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the recognition of losses deferred due to "wash sale" transactions and the timing of recognition of income on certain interest-only and principal-only securities. The character of distributions made during the year from net investment income or net realized gains may differ from

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                         NOTES TO FINANCIAL STATEMENTS

                 their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The fund will elect to utilize equalization debits, by which a portion of the costs of redemptions which occurred during the year ended September 30, 1995, will reduce undistributed net investment income for tax purposes. On the statement of assets and liabilities, as a result of this and other permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income by $6,881,327, increase accumulated net realized losses on investments by $6,902,473 and increase additional paid-in-capital by $21,146.

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income are declared daily and paid monthly in cash or reinvested in additional shares. Distributions from net realized gains, if any, will be made on an annual basis for the fund.

                 REPURCHASE AGREEMENTS
                 For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 For the fiscal year ended September 30, 1995, cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, aggregated $488,739,353 and $802,674,899, respectively.

(4) FEES AND
   EXPENSES
                 The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the fund to pay Piper Capital a monthly fee based on average daily net assets. The fee is equal to an annual rate of 0.30% of the first $100 million in net assets, 0.25% of the next $150 million and 0.20% of net assets in excess of $250 million.

                 The fund also pays Piper Jaffray Inc. (Piper
                 Jaffray) a monthly fee for expenses incurred in the distribution and promotion of fund shares. The monthly fee is limited to a maximum of 1/12 of 0.30% of the fund's average daily net assets. The 0.30% fee includes 0.25% payable as a servicing fee and 0.05% payable as a distribution fee. During the year ended September 30, 1995, Piper Jaffray Inc. voluntarily agreed to limit the fee to an annual rate of 0.20% of the fund's average daily net assets.

                 The fund has also entered into a shareholder account servicing agreement under which Piper Jaffray performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to Piper Jaffray for providing such service, is equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed shareholder account.

                 In addition to these fees, the fund is
                 responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 fees, shareholder reports, printing expenses, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes and other miscellaneous expenses.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                 Sales charges by Piper Jaffray for
                 distributing the fund's shares were $43,458 for the year ended September 30, 1995.

(5) PENDING LITIGATION
                 A number of complaints have been brought in federal and state court against the fund and certain of its affiliates. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the fund, Piper Capital Management Incorporated ("PCM"), Piper Jaffray Inc. ("PJI"), William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. If granted final approval by the Court, the Settlement Agreement would provide up to $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and PCM and would not be an obligation of the fund. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to the fund. The complaints generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion from the class to proceed with their actions. Although it is impossible to predict the outcome of such arbitrations and litigation, management believes, based on the facts currently available, that there will be no material adverse impact on the fund.

(6) CAPITAL LOSS
    CARRYOVER
                 For federal income tax purposes, the fund had a capital loss carryover of $262,276,703 on September 30, 1995, which if not offset by subsequent capital gains, will expire in 2003 and 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each year and selected information for each year are as follows:

                                                                   Fiscal year ended September 30,
                                                    --------------------------------------------------------------
                                                       1995         1994         1993         1992         1991
                                                    ----------   ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of year ............. $      7.98        12.22        11.51        10.71        10.02
                                                    ----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income...........................      0.88         0.90         1.29         1.07         0.94
  Net realized and unrealized gains (losses)
   on investments.................................      0.31        (3.96)        0.56         0.73         0.67
                                                    ----------   ----------   ----------   ----------   ----------
    Total from operations.........................      1.19        (3.06)        1.85         1.80         1.61
                                                    ----------   ----------   ----------   ----------   ----------
Distributions to shareholders from:
  Net investment income...........................     (1.05)       (0.95)       (0.90)       (0.91)       (0.90)
  Net realized gains..............................        --        (0.23)       (0.24)       (0.09)       (0.02)
                                                    ----------   ----------   ----------   ----------   ----------
    Total distributions...........................     (1.05)       (1.18)       (1.14)       (1.00)       (0.92)
                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ................... $      8.12         7.98        12.22        11.51        10.71
                                                    ----------   ----------   ----------   ----------   ----------
                                                    ----------   ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return*.....................................     16.15%      (26.65%)      17.04%       17.70%       16.80%

Net assets, end of year (in millions) .......... $       319          564          792          470          132
Ratio of expenses to average daily net assets+....      0.97%**      0.78%**      0.70%**      0.65%**      0.75%
Ratio of net investment income to average daily
  net assets**....................................      8.02%        9.33%       12.51%       11.01%        9.29%
Portfolio turnover rate (excluding short-term
  securities).....................................       136%         169%         109%          64%          29%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
** INCLUDES FEDERAL EXCISE TAXES OF 0.37%, 0.23%, 0.09% AND 0.02% FOR THE FISCAL YEARS ENDED 9/30/95, 9/30/94, 9/30/93 AND 9/30/92, RESPECTIVELY.
+ DURING THE YEARS REFLECTED ABOVE, THE FUND'S DISTRIBUTION FEE WAS VOLUNTARILY LIMITED. HAD THE MAXIMUM FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE
     BEEN: 1.07%/7.92% IN FISCAL 1995, 0.85%/9.26% IN FISCAL 1994, 0.77%/12.44%
     IN FISCAL 1993, 0.72%/10.94% IN FISCAL 1992 AND 0.82%/9.22% IN FISCAL 1991.
     BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
SEPTEMBER 30, 1995

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MORTGAGE-BACKED SECURITIES (95.3%):
 COLLATERALIZED MORTGAGE OBLIGATIONS (C) (25.1%):
  U.S. AGENCY FLOATING RATE (7.7%):
   6.04%, FHLMC, Series 1661,
    Class FH, COFI, 3/15/08 ........................... $    8,585,238        8,354,724
   6.04%, FNMA, Series 1993-209, Class FG, COFI,
    8/25/08 .............................................    4,467,434        4,316,346
   6.04%, FNMA, Series 1993-214, Class F, COFI,
    12/25/08 ............................................    5,838,955        5,677,041
   6.09%, FNMA, Series 1993-229, Class FB, COFI,
    12/25/08 ............................................    4,000,000        3,868,360
   6.14%, FNMA, Series 1994-33, Class FA, COFI,
    3/25/09 .............................................    2,378,787        2,319,246
                                                                           ------------
                                                                             24,535,717
                                                                           ------------

 U.S. AGENCY INTEREST-ONLY (4.8%):
   30.78%, FHLMC, Series 1314, Class M, 2/15/06 .........           --          808,247
   1.12%, FHLMC, Series 24, Class IA, 8/25/13 ...........           --        1,716,861
   7.24%, FNMA, Series 1990-76, Class L, 7/25/20 ........           --        1,093,848
   0.90%, FNMA, Series 1991-151, Class G, 11/25/21 ......           --        2,896,111
   1.35%, FNMA, Series 1991-19, Class L, 3/25/21 ........           --        2,080,935
   0.0%, FNMA, Series 1991-82, Class PQ, 8/25/21 ........           --(d)     2,367,439
   7.47%, FNMA, Series 1992-197, Class B, 7/25/18 .......           --          765,345
   5.41%, FNMA, Series G92-35, Class G, 7/25/22 .........           --        3,592,456
                                                                           ------------
                                                                             15,321,242
                                                                           ------------

 U.S. AGENCY INVERSE INTEREST-ONLY (3.3%):
   45.06%, FHLMC, Series 1439,
    Class IB, LIBOR, 11/15/21 ...........................           --          664,634
   28.32%, FHLMC, Series 1517, Class MB, COFI,
    5/15/22 .............................................           --          433,743
   11.11%, FHLMC, Series 1527,
    Class S, COFI, 5/15/23 ..............................           --          433,246
   39.91%, FHLMC, Series 1543,
    Class E, LIBOR, 6/15/21 .............................           --          214,091
   39.67%, FHLMC, Series 1543, Class UE, LIBOR,
    6/15/21 .............................................           --          146,201
   27.20%, FHLMC, Series 1560,
    Class S, COFI, 8/15/23 ..............................           --          180,003
   15.49%, FHLMC, Series 1590, Class JC, COFI,
    1/15/19 .............................................           --          736,079
   64.46%, FNMA, Series 1992-200, Class SC, LIBOR,
    9/25/21 .............................................           --          414,215
   64.96%, FNMA, Series G 1992-64, Class S, LIBOR,
    12/25/18 ............................................           --        4,895,214

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
   21.99%, FNMA, Series G 1993-17, Class S, LIBOR,
    4/25/23 ........................................... $           --        2,001,329
                                                                           ------------
                                                                             10,118,755
                                                                           ------------

 U.S. AGENCY INVERSE FLOATER (9.3%):
   6.91%, FHLMC, Series 1504,
    Class SA, LIBOR, 10/15/22 ...........................      156,222          126,499
   8.12%, FHLMC, Series 1542,
    Class OB, COFI, 7/15/22 .............................    1,864,572        1,377,135
   7.70%, FHLMC, Series 1564,
    Class SE, COFI, 8/15/08 .............................    3,713,192        2,836,470
   5.64%, FHLMC, Series 1601,
    Class SC, Treasury, 10/15/08 ........................    2,215,876        1,685,484
   6.99%, FHLMC, Series 1704,
    Class S, COFI, 3/15/09 ..............................    4,769,103        3,660,954
   7.41%, FNMA, Series 1992-206, Class S, LIBOR,
    11/25/22 ............................................      507,728          394,667
   7.14%, FNMA, Series 1993-165, Class SC, COFI,
    1/25/22 .............................................    3,712,744        2,352,246
   7.38%, FNMA, Series 1993-181, Class S, COFI,
    2/25/08 .............................................    3,155,211        2,441,818
   7.05%, FNMA, Series 1994-30,
    Class S, COFI, 6/25/23 ..............................    6,049,037        4,394,081
   7.49%, FNMA, Series 1994-32,
    Class S, COFI, 3/25/09 ..............................    5,958,290        4,802,024
   5.04%, FNMA, Series 1994-33, Class SA, COFI,
    2/25/08 .............................................    8,411,309        5,637,092
                                                                           ------------
                                                                             29,708,470
                                                                           ------------

 U.S. AGENCY FIXED RATE MORTGAGES (70.2%):
   7.00%, FHLMC, 1/1/97 .................................    3,042,211        3,078,292
   7.00%, FHLMC, 8/1/10 .................................    9,707,065        9,743,369
   8.00%, FHLMC, 12/1/98 ................................    4,388,224        4,495,122
   6.50%, FHLMC, 11/1/98 ................................    6,715,271        6,734,074
   7.00%, FHLMC, 9/1/10 .................................   14,700,000       14,754,978
   8.50%, FNMA, 12/1/06 .................................    3,802,510        3,948,602
   8.50%, FNMA, 7/1/09 ..................................    6,803,248        7,064,629
   7.50%, FNMA, 1/1/02 ..................................   28,281,769       28,767,367
   6.50%, FNMA, 10/1/02 .................................   10,000,000        9,949,900
   6.50%, GNMA, 10/27/10 ................................   20,000,000(b)    19,799,800
   8.50%, GNMA II, 8/20/24 ..............................    3,018,721        3,130,926
   8.50%, GNMA II, 11/20/24 .............................    8,110,385        8,411,848
   8.50%, GNMA II, 6/20/25 ..............................   22,909,509       23,761,055
   8.00%, GNMA II, 5/20/25 ..............................    3,382,165        3,461,375
   9.00%, GNMA II, 5/20/25 ..............................   35,272,812       36,859,736
   8.00%, GNMA II, 7/20/25 ..............................    4,972,997        5,089,465
   8.50%, GNMA II, 7/20/25 ..............................    9,794,166       10,158,215
   8.00%, GNMA II, 9/20/25 ..............................    1,000,000        1,023,420
   9.00%, GNMA II, 9/20/25 ..............................    4,424,558        4,623,619
   8.00%, GNMA II, 8/20/25 ..............................   18,532,453       18,966,482
                                                                           ------------
                                                                            223,822,274
                                                                           ------------

    Total Mortgage-Backed Securities
     (cost: $314,934,683)  ..............................                   303,506,458
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
(CONTINUED)

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
SHORT-TERM SECURITIES (12.2%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 9/29/95, accrued
    interest of $20,920, 6.44%, 10/2/95
    (cost: $38,982,000) ............................... $   38,982,000       38,982,000
                                                                           ------------

    Total Investments in Securities
     (cost: $353,916,683)(e) .......................... $                   342,488,458
                                                                           ------------
                                                                           ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON SEPTEMBER 30, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $19,806,600.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE
     AS FOLLOWS:
     LIBOR -- LONDON INTERBANK OFFERED RATE
     COFI (11TH DISTRICT) -- COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S 11TH
       DISTRICT
     INVERSE FLOATER -- REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
       INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1995.
     INTEREST-ONLY -- REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO RECEIVE ONLY
       INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
     INVERSE INTEREST-ONLY -- REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
       RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
(D) BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS CURRENTLY NOT BEING RECOGNIZED ON CERTAIN INTEREST-ONLY SECURITIES WITH AN AGGREGATE MARKET VALUE OF $2,367,439.
(E) ON SEPTEMBER 30, 1995, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF INVESTMENTS WAS $353,365,677. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     3,426,060
      GROSS UNREALIZED DEPRECIATION ......   (14,303,279)
                                            ------------
        NET UNREALIZED DEPRECIATION .... $   (10,877,219)
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

                 THE BOARD OF DIRECTORS AND SHAREHOLDERS
                 PIPER FUNDS INC.:

                 We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Institutional Government Income Portfolio (a portfolio within Piper Funds Inc.) as of September 30, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Government Income Portfolio at September 30, 1995, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                 KPMG Peat Marwick LLP
                 Minneapolis, Minnesota
                 November 10, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

                 INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO

                 The following information is to alert you of income distributions which are taxable in 1995. In February 1996, you will receive Form 1099-DIV reporting these and any other distributions the fund may make this calendar year.

                 Please consult a tax adviser on how to report distributions for state and local income taxes.

                 The distributions listed below are taxable as dividend income, and none qualify for corporate dividends received deductions.

                 TAXABLE DISTRIBUTIONS PAID DURING THE FISCAL
                 YEAR ENDED SEPTEMBER 30, 1995:

Payable Date                                                       Per Share
----------------------------------------------------------------  -----------
October 5, 1994 .............................................. $       0.075
November 3, 1994 ...............................................       0.075
December 5, 1994 ...............................................       0.075
January 5, 1995 ................................................       0.085
February 3, 1995 ...............................................       0.085
March 3, 1995 ..................................................       0.085
April 5, 1995 ..................................................       0.085
May 3, 1995 ....................................................       0.085
June 1, 1995 ...................................................       0.085
July 3, 1995 ...................................................       0.085
August 1, 1995 .................................................       0.085
September 1, 1995 ..............................................       0.085
                                                                  -----------
  Total ...................................................... $       0.990
                                                                  -----------
                                                                  -----------

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER
                              BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER CAPITAL MANAGEMENT INCORPORATED, PIPER
                              JAFFRAY COMPANIES INC.
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL
                              FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Worth Bruntjen, SENIOR VICE PRESIDENT
                          Richard W. Filippone, SENIOR VICE PRESIDENT
                          Marijo A. Goldstein, SENIOR VICE PRESIDENT
                          Steven V. Markusen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Edward P. Nicoski, SENIOR VICE PRESIDENT
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Ronald R. Reuss, SENIOR VICE PRESIDENT
                          Bruce D. Salvog, SENIOR VICE PRESIDENT
                          Sandra K. Shrewsbury, SENIOR VICE PRESIDENT
                          David M. Steele, SENIOR VICE PRESIDENT
                          Douglas J. White, SENIOR VICE PRESIDENT
                          J. Bradley Stone, VICE PRESIDENT
                          Marcy K. Winson, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

DISTRIBUTOR               Piper Jaffray Inc.
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND             Investors Fiduciary Trust Company
TRANSFER AGENT            127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

      ---------------                                            ---------------
       PIPER CAPITAL                                               Bulk Rate
        MANAGEMENT                                                U.S. Postage
      ---------------                                                 PAID
                                                                 Permit No. 3008
                                                                    Mpls., MN
                                                                 ---------------
       PIPER CAPITAL MANAGEMENT INCORPORATED
       222 SOUTH NINTH STREET
       MINNEAPOLIS, MN  55402-3804

       PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.
[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
       100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


014-96  PJIGX-01  11/95